UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): March 17, 2005

GULFMARK OFFSHORE, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-22853
(Commission file number)

76-0526032
(I.R.S. Employer Identification No.)

10111 Richmond Avenue, Suite 340, Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)

(713) 963-9522
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|__|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|__|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|__|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|__|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE

On March 16, 2005, the Company announced that Mr. Bruce Streeter, President and COO of the Company, would make a presentation at the Lehman Brothers 2005 High Yield Bond and Syndicated Loan Conference on March 17, 2005. A copy of the press release announcing the presentation is filed with the Form 8-K as Exhibit 99.1. In conjunction with that presentation, on March 17, 2005 the Company announced Mr. Streeter would discuss the status of the Company's forward contract cover for the year 2005 as well as the 2004 year-end operating statistics for the vessel fleet.

The forward contract cover for the year 2005 was reported as follows:

Contract Cover	2005E
North Sea	66.8%
Southeast Asia	60.2%
Brazil	96.5%
All Vessels	69.3%
EBITDA ($mm)	$ 65.5

The operating statistics for the year-end 2004 were also reported as follows:

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2004	2003	2004	2003
Rates Per Day Worked
North Sea based fleet...........................	$ 14,134	$ 11,101	$ 11,862	$ 11,042
Southeast Asia based fleet..................	5,453	4,893	5,179	5,075
Brazil based fleet................................	11,449	13,102	12,137	11,707

Overall Utilization %
North Sea based fleet...........................	83.2%	79.6%	80.9%	78.3%
Southeast Asia based fleet..................	93.7%	93.4%	82.2%	83.8%
Brazil based fleet................................	98.0%	80.1%	91.6%	92.8%

Average Owned or Chartered
North Sea based fleet..........................	29.3	31.3	29.4	30.8
Southeast Asia based fleet..................	10.0	12.0	11.6	12.0
Brazil based fleet................................	5.0	4.0	4.6	4.0
Total....................................	44.3	47.3	45.6	46.8

A copy of the press release announcing the operating statistics and forward contract cover is filed with the Form 8-K as Exhibit 99.2.

ITEM 9.01.	EXHIBITS
EXHIBIT 99.1	PRESS RELEASE DATED MARCH 16, 2005
EXHIBIT 99.2	PRESS RELEASE DATED MARCH 17, 2005

The press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which involve known and unknown risk, uncertainties and other factors. Among the factors that could cause actual results to differ materially are: price of oil and gas and their effect on industry conditions; industry volatility; fluctuations in the size of the offshore marine vessel fleet in areas where the Company operates; changes in competitive factors; delay or cost overruns on construction projects and other material factors that are described from time to time in the Company's filings with the SEC. Consequently, the forward-looking statements contained therein should not be regarded as representations that the projected outcomes can or will be achieved.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 17, 2005

By:	GulfMark Offshore, Inc. (Registrant) /s/ Edward A. Guthrie ------------------------------- Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	Press Release dated March 16, 2005
99.2	Press Release dated March 17, 2005